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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549






                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 March 5, 1999
                Date of Report (Date of earliest event reported)



                               THORN APPLE VALLEY, INC.
             (Exact name of registrant as specified in its charter)


          Michigan                  000-06566                    38-1964066
----------------------------       -----------              -------------------
(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                  File Number)              Identification No.)

       26999 Central Park Boulevard, Suite 300, Southfield MI      48076
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           (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code  (248) 213-1000
                                                  ------------------------------

                                 Not Applicable
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(Former name or former address, if changed since last report)
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                                    FORM 8-K

Item 3.  Bankruptcy or Receivership.


         Thorn Apple Valley, Inc. (the "Debtor") issued a press release on March 5, 1999 (the "Press Release"), announcing that it filed a voluntary petition for relief under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Michigan, Southern Division (the "Court"). Chapter 11 pleadings were filed under the names "In Re Thorn Apple Valley, Inc.", case number 99-43645.

         The Debtor is continuing to operate as debtor-in-possession subject to the supervision of the Court.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THORN APPLE VALLEY, INC.



                                   By:  /s/ Louis Glazier
                                      -------------------
                                          Executive Vice President - Finance and
                                          Administration


Dated:  March 9, 1999

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                                 EXHIBIT INDEX
                                 -------------


Item No.                             Exhibit
--------                             -------

99                               Press Release of Thorn
                                 Apple Valley, Inc.
                                 dated March 5, 1999